Consolidated Statements of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
NET INCOME	$ 8,112	$ 7,052	$ 5,835
Change in unrealized gain (loss) on available for sale securities	(2,057)	979	1,127
Related tax (expense) benefit	699	(333)	(383)
Total other comprehensive income (loss), net of tax	(1,358)	646	744
Total comprehensive income	$ 6,754	$ 7,698	$ 6,579